Exhibit 99.3

     The following table sets forth the Unaudited Interim Balance Sheet of Cayman at September 30, 2001.

                                                                       Cayman
                                                                   ----------------
                                                                    (in thousands)
                                     Assets
   Current assets:
     Cash and cash equivalents ....................................  $        370
     Trade accounts receivable less allowance for doubtful
        accounts and returns of $505 ..............................         2,036
     Inventories, net .............................................         1,907
     Prepaid expenses and other current assets ....................           220
                                                                     ------------
       Total current assets .......................................         4,533
     Furniture, fixtures and equipment, net .......................           869
     Other assets .................................................            25
                                                                     ------------
                                                                     $      5,427
                                                                     ============
                      Liabilities and Stockholders' Equity
   Current liabilities:
     Accounts payable .............................................  $      5,686
     Note payable .................................................         4,179
     Bank line of credit borrowing ................................         2,258
     Accrued liabilities ..........................................         1,672
     Deferred revenue .............................................            13
     Other current liabilities ....................................            46
                                                                     ------------
       Total liabilities ..........................................        13,854


   Commitments and contingencies


   Stockholders' equity:
     Additional paid-in capital ...................................        29,141
     Deferred compensation ........................................        (2,014)
     Accumulated deficit ..........................................       (35,554)
                                                                     ------------
        Total stockholders' equity ................................        (8,427)
                                                                     ------------
                                                                     $      5,427
                                                                     ============

     The following table sets forth the Unaudited Interim Statements of Operations of Cayman for the nine months ended September 30, 2001 and 2000.

                                                                 Nine months ended
                                                                   September 30,
                                                               ----------------------
                                                                 2001          2000
                                                               --------      --------
                                                                    (in thousands)

      Revenue ............................................     $ 14,684      $ 13,339

      Cost of revenue ....................................       15,584        11,379
                                                               --------      --------

           Gross profit ..................................         (900)        1,960

      Operating expenses:
         Research and development ........................        4,859         1,771
         Selling and marketing ...........................        2,916         2,675
         General and administrative ......................        2,226         2,669
                                                               --------      --------
           Total operating expenses ......................       10,001         7,115
                                                               --------      --------
              Operating loss .............................      (10,901)       (5,155)
      Other income (expense), net ........................       (1,101)           92
                                                               --------      --------

           Loss from continuing operations before
              income taxes ...............................      (12,002)       (5,063)
      Income tax provision ...............................          (11)           (2)
                                                               --------      --------
           Net loss ......................................     $(12,013)     $ (5,065)
                                                               ========      ========

     The following table sets forth the Unaudited Interim Statements of Cash Flows of Cayman for the nine months ended September 30, 2001 and 2000.

                                                                       Nine months ended
                                                                          September 30,
                                                                      --------------------
                                                                        2001        2000
                                                                      --------    --------
                                                                         (in thousands)
    Cash flows from operating activities:
    Net loss ......................................................   $(12,013)   $ (5,065)
    Adjustments to reconcile net loss to net cash used in operating activities:
        Depreciation and amortization .............................        355        (370)
        Changes in operating assets and liabilities
           Trade accounts receivable ..............................      3,764      (2,172)
           Inventories ............................................        641      (2,394)
           Prepaid expenses and other current assets ..............      3,877         (42)
           Accounts payable and accrued liabilities ...............        111       2,083
           Deferred revenue .......................................     (4,955)        132
                                                                      --------    --------
                 Net cash used in operating activities ............   $ (8,220)   $ (7,828)
                                                                      --------    --------

    Cash flows from investing activities:
        Purchase of furniture, fixtures and equipment .............   $   (336)   $   (311)
                                                                      --------    --------
                 Net cash used in investing activities ............   $   (336)   $   (311)
                                                                      --------    --------

    Cash flows from financing activities:
        Proceeds from issuance (payments on) subordinated debt ....   $  6,437    $     48
        Proceeds from the issuance of common stock, net ...........        714       9,322
                                                                      --------    --------
                 Net cash provided by financing activities ........   $  7,151    $  9,370
                                                                      --------    --------

    Net increase (decrease) in cash and cash equivalents ..........   $ (1,405)   $  1,231
    Cash and cash equivalents, beginning of year ..................      1,775       2,773
                                                                      --------    --------
    Cash and cash equivalents, end of year ........................   $    370    $  4,004
                                                                      ========    ========